Rule 497(e)
Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Long Duration Opportunities ETF

(the “Fund”)

Supplement to the Fund’s Prospectus, Summary Prospectus,
and Statement of Additional Information

DATED JANUARY 2, 2026

Notwithstanding anything to the contrary in the Fund’s prospectus, summary prospectus, or statement of additional information, effective as of January 1, 2026, First Trust Advisors L.P., the Fund’s investment advisor, has agreed to waive a portion of its annual unitary management fees in the amount of 0.16%, resulting in total annual unitary management fees after the waiver of 0.49%. The fee waiver applies to annual unitary management fees only, and not to any other Fund expenses such as acquired fund fees or extraordinary expenses.

Please note that during any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.

Please Keep this Supplement with your Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information for Future Reference